SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 1999

                          BORG-WARNER AUTOMOTIVE, INC.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                       1-12162                        13-3404508
------------------            ------------------                 --------------
 (State or Other               (Commission File                   IRS Employer
 Jurisdiction of                    Number)                       Identification
  Incorporation)                                                      Number


         200 South Michigan Avenue, Chicago, Illinois, 60604
(Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code: (312) 322-8500


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Item 5.    Other Events.

         On March 1, 1999, Borg-Warner Automotive, Inc. issued a press release announcing the completion of its acquisition of Kuhlman Corporation.

Item 7.    Financial Statements and Exhibits.

         (c)  Exhibits

         (99.1)  Borg-Warner Automotive, Inc. Press Release dated March 1, 1999.












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

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 1, 1999
                                              BORG-WARNER AUTOMOTIVE, INC.


                                              By:   /s/ Vincent Lichtenberger
                                              Name:  Vincent Lichtenberger
                                              Title:  Assistant Secretary













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